Taxes on Income	12 Months Ended
Dec. 31, 2017
Taxes on Income [Abstract]
Taxes on Income

Note 18 - Taxes on Income

A.	Corporate tax rate

The tax rate applicable to the Group for 2017 is 24%. The tax rate in 2018 is expected to be 23%.

B.	The Company and its subsidiaries incurred losses in 2017, as well as carry-forward losses from previous years, which are not expected to be utilized in the foreseeable future. Therefore the Group companies did not record current taxes or deferred taxes.

The carry-forward loss for tax purposes for the Company and its subsidiaries, and the unrecognized deferred taxes from research and development expenses, amounts to USD 28.2 million as of December 31, 2017 (2016 – USD 13.2 million, 2015 – USD 9 million).

C.	The Company’s 2012 tax assessment is deemed finalized, pursuant to section 145 of the Israeli Income Tax Ordinance. The subsidiary’s 2012 tax assessment is deemed finalized, pursuant to section 145 of the Israeli Income Tax Ordinance.